UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934
_______________________

Date of Report (Date of earliest event reported):

March 27, 2024

McCormick & Co Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-14920	52-0408290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

24 Schilling Road	Suite 1
Hunt Valley	Maryland	21031
	(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	410	771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MKC-V	New York Stock Exchange
Common Stock Non-Voting	MKC	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 27, 2024, the Registrant held its Annual Meeting of Stockholders, at which (i) directors were elected, (ii) Ernst & Young LLP’s appointment as the Registrant’s independent registered public accounting firm for the fiscal year ending November 30, 2024 was ratified, and (iii) the compensation paid to the Registrant’s Named Executive Officers was approved in an advisory vote. The proposals are described in detail in the Registrant’s 2024 Proxy Statement filed with the Securities and Exchange Commission on February 15, 2024. The final results for the votes regarding each proposal are set forth below.

1. The Registrant’s stockholders elected twelve directors to the Registrant’s Board of Directors, to hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The votes regarding this proposal were as follows:

	For	Against	Abstained	Broker Non-Votes
Anne L. Bramman	9,814,036	218,659	14,340	3,447,262
Michael A. Conway	9,505,195	522,955	18,885	3,447,262
Brendan M. Foley	9,798,010	235,872	13,153	3,447,262
Lawrence E. Kurzius	9,761,188	264,929	20,918	3,447,262
Patricia Little	9,588,641	439,387	19,007	3,447,262
Michael D. Mangan	9,497,412	530,749	18,874	3,447,262
Maritza G. Montiel	9,872,397	160,035	14,603	3,447,262
Margaret M.V. Preston	9,584,322	442,427	20,286	3,447,262
Gary Rodkin	9,582,179	449,825	15,031	3,447,262
Jacques Tapiero	9,814,021	218,578	14,436	3,447,262
Terry S.Thomas	9,812,927	219,471	14,637	3,447,262
W. Anthony Vernon	9,613,377	417,366	16,292	3,447,262

2. The Registrant’s stockholders ratified the appointment of Ernst & Young LLP as the Registrant’s Independent Registered Public Accounting firm for the fiscal year ending November 30, 2024. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
13,437,202	50,185	6,910	0

3. The Registrant’s stockholders approved in an advisory (non-binding) vote the compensation paid to the Registrant’s Named Executive Officers. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
9,262,165	428,103	356,767	3,447,262

No other matters were submitted for stockholder action.

Exhibit Number
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

Date: April 1, 2024	By:	/s/ Jeffery D. Schwartz
Jeffery D. Schwartz
Vice President, General Counsel & Secretary